UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 25, 2015

FENIX PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920

Westchester, Illinois 60154

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(630) 480-6413

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On August 25, 2015, our Board of Directors, upon the recommendation of the Board’s Nominating and Governance Committee, elected J. Michael McFall as a director.

Mr. McFall was the co-founder in 2001 of the Veretech division of Hearst Business Media and has served as its President since then. Veretech provides a patented, web-based vehicle trade-in appraisal service that is employed by 20 auto manufacturers and approximately 8,000 auto dealers under the Black Book brand.

From 2000 to 2001, Mr. McFall was President of Fleet Lease Disposal, a Florida-based vehicle remarketing and reconditioning company serving national corporate fleet operators. From 1999 to 2000, he served as Vice President of Strategy for the AutoNation e-commerce division. Prior to that, he served for 12 years as Director of Strategic Planning and Product Development for General Motors Acceptance Corp., the finance subsidiary of General Motors.

Mr. McFall holds an MBA degree from the George Washington University and a BA degree in Communications from Towson University.

Pursuant to the Amended and Restated 2014 Incentive Stock Plan, Mr. McFall has been granted options to purchase 40,000 shares of our common stock at an option price of $9.41 per share. The shares will vest on the first anniversary of their grant date.

Prior to our initial public offering, Mr. McFall was a participant in our second bridge offering, purchasing 49,039 shares of common stock at an aggregate purchase price of $255,000.

There was no arrangement or understanding pursuant to which Mr. McFall was elected a director.

Item 7.01	Regulation FD Disclosure

On August 27, 2015, we issued a press release announcing the election of Mike McFall as a director. The press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated August 27, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2015.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
President and Chief Executive Officer